EXHIBIT 10.8

                  Supplemental Agreement No. 12

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 2, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700,
737-800, and 737-900 aircraft (the Aircraft); and

     WHEREAS, Buyer has requested to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 12.


     1.2 Remove and replace, in its entirely, page T-2 of Table 1 entitled "Aircraft Deliveries and Descriptions" that relates to Model 737-700 Aircraft with new page T-2 attached hereto for the Model 737-700 Aircraft reflecting the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

     1.3 Remove and replace, in its entirely, page T-3 of Table 1 entitled "Aircraft Deliveries and Descriptions" that relates to Model 737-800 Aircraft with new page T-3 attached hereto for the Model 737-800 Aircraft reflecting the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.


THE BOEING COMPANY            CONTINENTAL AIRLINES, INC.



By:    /s/ D. M. Hurt         By:   /s/ Brian Davis


Its:  Attorney-In-Fact        Its:  Vice President

                       TABLE OF CONTENTS

                                                 Page    SA
                                                 Number  Number

ARTICLES

1.   Subject Matter of Sale. . . . . . . . . .   1-1     SA 5

2.   Delivery, Title and Risk of Loss. . . . .   2-1

3.   Price of Aircraft . . . . . . . . . . . .   3-1     SA 5

4.   Taxes . . . . . . . . . . . . . . . . . .   4-1

5.   Payment . . . . . . . . . . . . . . . . .   5-1

6.   Excusable Delay . . . . . . . . . . . . .   6-1

7.   Changes to the Detail Specification . . .   7-1     SA 5

8.   Federal Aviation Requirements and
     Certificates and Export License . . . . .   8-1     SA 5

9.   Representatives, Inspection,
     Flights and Test Data . . . . . . . . . .   9-1

10.  Assignment, Resale or Lease . . . . . . .   10-1

11.  Termination for Certain Events. . . . . .   11-1

12.  Product Assurance; Disclaimer and
     Release; Exclusion of Liabilities;
     Customer Support; Indemnification
     and Insurance . . . . . . . . . . . . . .   12-1

13.  Buyer Furnished Equipment and
     Spare Parts . . . . . . . . . . . . . . .   13-1

14.  Contractual Notices and Requests. . . . .   14-1

15.  Miscellaneous . . . . . . . . . . . . . .   15-1

                       TABLE OF CONTENTS

                                                 Page    SA
                                                 Number  Number
TABLES

1.   Aircraft Deliveries and
     Descriptions - 737-500. . . . . . . . . .   T-1     SA 3

     Aircraft Deliveries and
     Descriptions - 737-700. . . . . . . . . .   T-2     SA 12

     Aircraft Deliveries and
     Descriptions - 737-800. . . . . . . . . .   T-3     SA 12

     Aircraft Deliveries and
     Descriptions - 737-600. . . . . . . . . .   T-4     SA 4

     Aircraft Deliveries and
     Descriptions - 737-900. . . . . . . . . .   T-5     SA 5

EXHIBITS

A-1  Aircraft Configuration - Model 737-724. .           SA 2

A-2  Aircraft Configuration - Model 737-824. .           SA 2

A-3  Aircraft Configuration - Model 737-624. .           SA 1

A-4  Aircraft Configuration - Model 737-524. .           SA 3

A-5  Aircraft Configuration - Model 737-924. .           SA 5

B    Product Assurance Document. . . . . . . .           SA 1

C    Customer Support Document - Code Two -
     Major Model Differences . . . . . . . . .           SA 1

C1   Customer Support Document - Code Three -
     Minor Model Differences . . . . . . . . .           SA 1

D    Aircraft Price Adjustments - New
     Generation Aircraft (1995 Base Price) . .           SA 1

D1   Airframe and Engine Price Adjustments -
     Current Generation Aircraft . . . . . . .           SA 1

D2   Aircraft Price Adjustments - New
     Generation Aircraft (1997 Base Price) . .           SA 5

E    Buyer Furnished Equipment
     Provisions Document . . . . . . . . . . .           SA 5

F    Defined Terms Document. . . . . . . . . .           SA 5

                       TABLE OF CONTENTS

                                                 SA
                                                 Number

LETTER AGREEMENTS

1951-1     Not Used. . . . . . . . . . . . . .

1951-2R3   Seller Purchased Equipment. . . . .   SA 5

1951-3R7   Option Aircraft-Model 737-824
           Aircraft. . . . . . . . . . . . . .   SA 11

1951-4R1   Waiver of Aircraft Demonstration. .   SA 1

1951-5R2   Promotional Support - New
           Generation Aircraft . . . . . . . .   SA 5

1951-6     Configuration Matters . . . . . . .

1951-7R1   Spares Initial Provisioning . . . .   SA 1

1951-8R2   Escalation Sharing - New Generation
           Aircraft. . . . . . . . . . . . . .   SA 4

1951-9R5   Option Aircraft-Model 737-724
           Aircraft. . . . . . . . . . . . . .   SA 11

1951-11R1  Escalation Sharing-Current Generation
           Aircraft. . . . . . . . . . . . . .   SA 4

1951-12    Option Aircraft - Model 737-924
           Aircraft. . . . . . . . . . . . . .   SA 5

1951-13    Configuration Matters -
           Model 737-924 . . . . . . . . . . .   SA 5

                       TABLE OF CONTENTS


                                                 SA
                                                 Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295    Performance Guarantees - Model
                  737-724 Aircraft . . . . . .

6-1162-MMF-296    Performance Guarantees - Model
                  737-824 Aircraft . . . . . .

6-1162-MMF-308R3  Disclosure of Confidential .   SA 5
                  Information

6-1162-MMF-309R1  [CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT]. . .   SA1

6-1162-MMF-311R3  [CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT]. . .   SA 5

6-1162-MMF-312R1  Special Purchase Agreement
                  Provisions . . . . . . . . .   SA 1

6-1162-MMF-319    Special Provisions Relating to
                  the Rescheduled Aircraft . .

6-1162-MMF-378R1  Performance Guarantees - Model
                  737-524 Aircraft . . . . . .   SA 3

6-1162-GOC-015    [CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT]. . .   SA 2

6-1162-GOC-131R2  Special Matters. . . . . . .   SA 5

6-1162-DMH-365    Performance Guarantees - Model
                  737-924 Aircraft . . . . . .   SA 5

6-1162-DMH-624    [CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT]. . .   SA 8

6-1162-DMH-680    Delivery Delay Resolution
                  Program. . . . . . . . . . .   SA 9

                       TABLE OF CONTENTS


SUPPLEMENTAL AGREEMENTS                      DATED AS OF:

Supplemental Agreement No. 1 . . . . . . .   October 10,1996

Supplemental Agreement No. 2 . . . . . . .   March 5, 1997

Supplemental Agreement No. 3 . . . . . . .   July 17, 1997

Supplemental Agreement No. 4 . . . . . . .   October 10,1997

Supplemental Agreement No. 5 . . . . . . .   May 21,1998

Supplemental Agreement No. 6 . . . . . . .   July 30,1998

Supplemental Agreement No. 7 . . . . . . .   November 12,1998

Supplemental Agreement No. 8 . . . . . . .   December 7,1998

Supplemental Agreement No. 9 . . . . . . .   February 18,1999

Supplemental Agreement No. 10. . . . . . .   March 19,1999

Supplemental Agreement No. 11. . . . . . .   May 14,1999

Supplemental Agreement No. 12. . . . . . .   July 2,1999

                          Table 1 to

                     Purchase Agreement 1951

              Aircraft Deliveries and Descriptions

                     Model 737-700 Aircraft

                       CFM56-7B24 Engines

   Detail Specification No. D6-38808-42 dated January 6, 1997

                           Exhibit A-1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                          Table 1 to

                     Purchase Agreement 1951

              Aircraft Deliveries and Descriptions

                     Model 737-800 Aircraft

                       CFM56-7B26 Engines

           Detail Specification No. D6-38808-44 dated

                           Exhibit A-2

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]